UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
AMENDMENT TO CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 23, 2008 (June 4, 2008)

SOFTNET TECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

__________________________________________
(Former Name of Registrant)

Nevada
(State or Other Jurisdiction of Incorporation)

000-07693	73-3035831
(Commission File Number)	(IRS Employer Identification No.)

33 Wood Ave., S Suite 600 Iselin, New Jersey	08830
(Address of Principal Executive Offices)	(Zip Code)

(908) 212-1780
(Registrant’s Telephone Number, Including Area Code)

485 Route 1 South, Building C, Suite 350A, Iselin, New Jersey 08830
(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS: The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant’s reports filed with the Commission. This report contains “forward looking statements” relating to the Registrant’s current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Form 8-K that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as “may”, “will”, “expect”, “believe”, “anticipate”, “intend”, “could”, “estimate”, or “continue”, or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant’s control. Should one or more of these risks or uncertainties materialize or should the Registrant’s underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 4, 2008 Kevin Holt, former C.O.O and Director of the Corporation resigned his Board seat and his employment with the Company. Mr. Holt will remain as an advisor to the Company consulting on various matters relating to funding, marketing and sales.

Mr. Kevin Remley’s one year appointment to the Board has been fulfilled and will not be renewed.

The Board’s Nomination Committee will be conducting a search to fill the open positions with outside Directors to provide more external oversight for the Company.

Mr. James Booth has tendered his resignation as CEO to the Board. This action, in conjunction with the Board, will create an opportunity for the Company to secure the services of an experienced, seasoned, CEO, who will bring a higher level of expertise and credibility to the position. The Board is close to finalizing a search and expects to complete the selection process shortly. Mr. Booth will retain his position as President.

Item 8.01 Other Events.

Effective immediately the Corporations principal offices have moved. The new address is:

            33 Wood Ave., South
            Suite 600
            Iselin, New Jersey
            08830

Date:  June 23, 2008

SoftNet Technology Corp.
By:	/s/ James Booth
James Booth
President